March 10, 2016

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account

(File No. 811-08091)

Discovery Select Group Retirement Annuity

(File No. 333-23271)

Dear Commissioners:

   On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account, and pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, as amended, (“Act”) please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. In addition, pursuant to Rule 30d-1 of the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the following funds and portfolios specified below:

1.	Filer/Entity:	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0001193125-16-479895
	Date of Filing:	2016-02-26

	Share Class:	Series I

Invesco V.I. Core Equity Fund

2.	Filer/Entity:	AB Variable Products Series Fund, Inc.
	Registration No.:	811-05398
	CIK No.:	0000825316
	Accession No.:	0001193125-16-475435
	Date of Filing:	2016-02-24

	Share Class:	Class A

AB VPS Small Cap Growth Portfolio

3.	Filer/Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.:	0000906185
	Accession No.:	0000906185-16-000021
	Date of Filing:	2016-03-03

	Share Class:	Institutional

Janus Portfolio
Overseas Portfolio

4.	Filer/Entity:	MFS® Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.:	0000918571
	Accession No.:	0001193125-16-477576
	Date of Filing:	2016-02-25

	Share Class:	Initial

MFS® Growth Series
MFS® Research Series

5.	Filer/Entity:	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.:	0000711175
	Accession No.:	0001193125-16-495467
	Date of Filing:	2016-03-08

	Share Class:	Class I

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

6.	Filer/Entity:	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.:	0000918294
	Accession No.:	0001206774-16-004577
	Date of Filing:	2016-02-23

	Share Class:	N/A

T. Rowe Price Equity Income Portfolio

7.	Filer/Entity:	T. Rowe Price International Series, Inc.
	Registration No.:	811-07145
	CIK No.:	0000918292
	Accession No.:	0001206774-16-004571
	Date of Filing:	2016-02-23

	Share Class:	N/A

T. Rowe Price International Stock Portfolio

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Director & Corporate Counsel